INTERNATIONAL TEST SYSTEMS, INC.
             (INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)


This certifies that ----------


is the registered owner of ----------------


fully paid and non-assessable shares of common stock, $.001 par value each of


                           INTERNATIONAL TEST SYSTEMS, INC.



     Transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended. This Certificate is not valid unless countersigned by the Transfer Agent.


     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated: ----------------



                       INTERNATIONAL TEST SYSTEMS
/s/Carey G. Birmingham       CORPORATE SEAL          /s/Alex H. Yount
-----------------------           2001               ------------------
President                      DELAWARE              Treasurer



                                 Countersigned:
                                 Olde Monmouth Stock Transfer Co., Inc.
                                               Transfer Agent



                                          AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN -  as joint tenants with right of
          survivorship and not as tenants
          in common and not as community property

UNIFORM GIFTS TO MINORS ACT

( Custodian)                       (Minor)
under the Uniform Gifts of Minors Act of  the State of ------------------


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

Please insert social security
or other identifying number: -----------------

(Insert name and address, including zip code):


----------------------------------------------------


----------------------------------------------------


--------------------------------------------- shares


of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint


----------------------------------------------------


to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


DATED:

-------------                  ---------------------------------------


     NOTICE: The signature to this assignment must correspond with the name as it is written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever.


SIGNATURE GUARANTEE: